EXHIBIT 10.7

EXECUTION VERSION

OMNIBUS AMENDMENT NO. 4 TO THE SIDE LETTER AGREEMENTS

This Omnibus Amendment No. 4 to the Side Letter Agreements (as defined below), is entered into as of June 28, 2024 (this “Amendment”), among ATLAS SECURITIZED PRODUCTS, L.P. (the “Administrative Agent”), NEXERA HOLDING LLC (“Nexera” or the “Buyer”) and PennyMac Loan Services, LLC (“PLS” or the “Seller”) and acknowledged by PRIVATE NATIONAL MORTGAGE ACCEPTANCE COMPANY, LLC, as guarantor (the “Guarantor”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Series 2016-MSRVF1 Repurchase Agreement (as defined below) or the Series 2020-SPIADVF1 Repurchase Agreement (as defined below), as applicable.

W I T N E S S E T H:

WHEREAS, the Administrative Agent, the Buyer and the Seller are parties to that certain Side Letter Agreement, dated as of July 30, 2021, as amended by Amendment No. 1, dated as of December 7, 2021, Amendment No. 2, dated as of March 16, 2023, and Amendment No. 3, dated as of June 27, 2023, and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Series 2016-MSRVF1 Side Letter Agreement”) to that certain Amended and Restated Master Repurchase Agreement, dated as of July 30, 2021 (as amended by Amendment No. 1, dated as of June 8, 2022, Amendment No. 2, dated as of February 7, 2023, Amendment No. 3, dated as of March 16, 2023, Amendment No. 4, dated as of June 27, 2023, and Amendment No. 5, dated as of June 28, 2024, and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Series 2016-MSRVF1 Repurchase Agreement”), by and among the Administrative Agent, the Buyer and the Seller and that certain Side Letter Agreement, dated as of July 30, 2021, as amended by Amendment No. 1, dated as of December 7, 2021, Amendment No. 2, dated as of March 16, 2023, and Amendment No. 3, dated as of June 27, 2023, and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Series 2020-SPIADVF1 Side Letter Agreement” and together with the Series 2016-MSRVF1 Side Letter Agreement, the “Side Letter Agreements”) to that certain Amended and Restated Master Repurchase Agreement, dated as of July 30, 2021 (as amended by Amendment No. 1, dated as of June 8, 2022, Amendment No. 2, dated as of June 9, 2022, Amendment No. 3, dated as of February 7, 2023, Amendment No. 4, dated as of March 16, 2023, Amendment No. 5, dated as of June 27, 2023, and Amendment No. 6, dated as of June 28, 2024, and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Series 2020-SPIADVF1 Repurchase Agreement” and together with the Series 2016-MSRVF1 Repurchase Agreement, the “Repurchase Agreements”), by and among the Administrative Agent, the Buyer and Citi Buyer and the Seller;

WHEREAS, the Administrative Agent, the Buyer and the Seller have agreed, subject to the terms and conditions of this Amendment, that the Side Letter Agreements be amended to reflect the certain agreed upon revisions to the terms of the Side Letter Agreements;

WHEREAS, the Guarantor is party to that certain Second Amended and Restated Guaranty (as amended by Amendment No. 1, dated as of March 16, 2023, and as may be further amended, restated, supplemented or otherwise modified from time to time, the “VFN Repo Guaranty”), dated as of July 30, 2021 by the Guarantor in favor of the Buyer;

WHEREAS, as a condition precedent to amending the Side Letter Agreements, the Buyer has required the Guarantor to ratify and affirm the VFN Repo Guaranty on the date hereof;

WHEREAS, PNMAC GMSR Issuer Trust, as issuer (the “Issuer”), Citibank, N.A., as indenture trustee (in such capacity, the “Indenture Trustee”), as calculation agent (in such capacity, the “Calculation Agent”), as paying agent (in such capacity, the “Paying Agent”) and as securities intermediary (in such capacity, the “Securities Intermediary”), PLS, as administrator (in such capacity, the “Administrator”) and as servicer (in such capacity, the “Servicer”), Atlas Securitized Products, L.P., as an administrative agent, Goldman Sachs Bank USA, as an administrative agent, Nomura Corporate Funding Americas LLC, as an administrative agent, and Pentalpha Surveillance LLC, as credit manager, are parties to that certain Third Amended and Restated Base Indenture, dated as of April 1, 2020 (as amended by Amendment No. 1, dated as of June 8, 2022, Amendment No. 2, dated as of June 9, 2022, and Amendment No. 3, dated as of February 7, 2023, and as may be further amended, restated, supplemented, or otherwise modified from time to time, the “Base Indenture”), as supplemented by the Amended and Restated Series 2016-MSRVF1 Indenture Supplement, dated as February 28, 2018 (as amended by Amendment No. 1, dated as of August 10, 2018, Amendment No. 2, dated as of April 24, 2020, Amendment No. 3, dated as of August 25, 2020, Amendment No. 4, dated as of April 1, 2021, Amendment No. 5, dated as of July 30, 2021, Amendment No. 6, dated as of February 10, 2022, Amendment No. 7, dated as of June 8, 2022, and Amendment No. 8, dated as of June 27, 2023, and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Series 2016-MSRVF1 Indenture Supplement”), by and among the Issuer, the Indenture Trustee, the Calculation Agent, the Paying Agent, the Securities Intermediary, the Administrator, the Servicer and the Administrative Agent, and by the Amended and Restated Series 2020-SPIADVF1 Indenture Supplement, dated February 7, 2023 (as amended by Amendment No. 1, dated as of June 27, 2023, and Amendment No. 2, dated as of August 4, 2023, and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Series 2020-SPIADVF1 Indenture Supplement”), by and among the Issuer, the Indenture Trustee, the Calculation Agent, the Paying Agent, the Securities Intermediary, the Administrator, the Servicer, Atlas Securitized Products, L.P., as an administrative agent, Goldman Sachs Bank USA, as an administrative agent, and Nomura Corporate Funding Americas LLC, as an administrative agent;

WHEREAS, pursuant to Section 10.3(e)(iii) of the Base Indenture, so long as any Note is Outstanding and until all obligations have been paid in full, PLS shall not consent to any amendment, modification or waiver of any term or condition of any Transaction Document, without the prior written consent of the Administrative Agent; and

WHEREAS, each Side Letter Agreement is a Transaction Document.

NOW THEREFORE, the Administrative Agent, the Buyer and the Seller hereby agree, in consideration of the mutual promises and mutual obligations set forth herein, that the Side Letter Agreements are hereby amended as follows:

SECTION 1.Amendments to the Side Letter Agreements.

(a)Section 1 of the Series 2016-MSRVF1 Side Letter Agreement is hereby amended by deleting the definitions of “Commitment Fee,” “Nexera Committed Amount” and “Nexera Maximum Purchase Price” in their entirety and replacing them with the following:

“Commitment Fee” means an amount equal to the product of (x) 0.20% per annum and (y) the Maximum Combined Committed Purchase Price.

“Nexera Committed Amount” means an amount equal to (A) the Maximum Combined Committed Purchase Price minus (B) the aggregate outstanding purchase price under the FMSR Series 2021-MSRVF1 Repurchase Agreement and the aggregate outstanding purchase price under the GMSR Series 2020-SPIADVF1 Repurchase Agreement.

“Nexera Maximum Purchase Price” means an amount equal to (A) the Maximum Combined Purchase Price minus (B) the aggregate outstanding purchase price under the Mortgage Loan Repurchase Agreement, the FMSR VFN Utilized Purchase Price and the SPIA VFN Utilized Purchase Price.

The Nexera Maximum Purchase Price may be modified from time to time in a written confirmation signed by the parties hereto.

For purposes of this definition, the terms “Maximum Combined Purchase Price,” “SPIA VFN Utilized Purchase Price” and “FMSR VFN Utilized Purchase Price” shall have the meaning assigned to such terms in the MLRA Pricing Side Letter.

(b)Section 1 of the Series 2016-MSRVF1 Side Letter Agreement is hereby amended by adding the following definition of “Non-Utilization Amount” as a new defined term in proper alphabetical order:

“Non-Utilization Amount” means, for any calendar month, the positive amount, if any, equal to the difference between (i) the Maximum Combined Committed Purchase Price and (ii) the sum of (a) the average daily outstanding Purchase Price and (b) the sum of the average daily outstanding “Purchase Price” pursuant to each of the FMSR Series 2021-MSRVF1 Repurchase Agreement and the GMSR Series 2020-SPIADVF1 Repurchase Agreement, in each case, over such calendar month.

(c)The Series 2016-MSRVF1 Side Letter Agreement is hereby amended by adding the following as new sections after Section 5 (and re-numbering subsequent sections accordingly):

Section 6.Payment of Fees.  The Seller shall pay to Nexera the Non-Utilization Fee, if any, on each applicable Price Differential Payment Date. The Seller shall pay Nexera the Commitment Fee on June 28, 2024 and subsequently on a quarterly basis on the first Business Day of each calendar quarter, beginning with the fourth quarter of 2024. The Commitment Fee shall be fully earned and non-refundable when paid.

Section 7.Indemnity under Program Agreements.  The Seller agrees that the Administrative Agent shall be considered an “Indemnified Party” for all purposes under Section 10.4 of the Base Indenture. The Seller further agrees to indemnify and hold harmless the

Administrative Agent as an “indemnified party” under any Note Purchase Agreement related to any Series of Term Notes, whether now Outstanding or hereinafter issued by the Issuer.

(d)Section 1 of the Series 2020-SPIADVF1 Side Letter Agreement is hereby amended by deleting the definitions of “Commitment Fee,” “Nexera Committed Amount” and “Nexera Maximum Purchase Price” in their entirety and replacing them with the following:

“Commitment Fee” means an amount payable by Seller to Nexera applicable to the Maximum Combined Committed Purchase Price hereunder, as may be determined from time to time in a written confirmation signed by the parties hereto.

“Nexera Committed Amount” means an amount equal to (A) the Maximum Combined Committed Purchase Price minus (B) the aggregate outstanding purchase price under the FMSR Series 2021-MSRVF1 Repurchase Agreement and the aggregate outstanding purchase price under the GMSR Series 2016-MSRVF1 Repurchase Agreement.

“Nexera Maximum Purchase Price” means an amount agreed to by the Buyer that, when added to an amount equal to (x) the aggregate outstanding purchase price under the Mortgage Loan Repurchase Agreement, (y) the FMSR VFN Utilized Purchase Price and (z) the MSR VFN Utilized Purchase Price, would not exceed the Maximum Combined Purchase Price.

The Nexera Maximum Purchase Price may be modified from time to time in a written confirmation signed by the parties hereto.

For purposes of this definition, the terms “Maximum Combined Purchase Price,” “MSR VFN Utilized Purchase Price” and “FMSR VFN Utilized Purchase Price” shall have the meaning assigned to such terms in the MLRA Pricing Side Letter.

(e)Section 1 of the Series 2020-SPIADVF1 Side Letter Agreement is hereby amended by adding the following definition of “Non-Utilization Amount” as a new defined term in proper alphabetical order:

“Non-Utilization Amount” means, for any calendar month, the positive amount, if any, equal to the difference between (i) the Maximum Combined Committed Purchase Price and (ii) the sum of (a) the average daily outstanding Purchase Price and (b) the sum of the average daily outstanding “Purchase Price” pursuant to each of the FMSR Series 2021-MSRVF1 Repurchase Agreement and the GMSR Series 2016-MSRVF1 Repurchase Agreement, in each case, over such calendar month.

(f)The Series 2020-SPIADVF1 Side Letter Agreement is hereby amended by adding the following as new sections after Section 5 (and re-numbering subsequent sections accordingly):

Section 6.Payment of Fees.  The Seller shall pay to Nexera the Non-Utilization Fee, if any, on each applicable Price Differential Payment Date. The Sellers shall pay Nexera the Commitment Fee as set forth in the written confirmation related to such Commitment Fee.

Section 7.Indemnity under Program Agreements.  The Seller agrees that the Administrative Agent shall be considered an “Indemnified Party” for all purposes under Section

10.4 of the Base Indenture. The Seller further agrees to indemnify and hold harmless the Administrative Agent as an “indemnified party” under any Note Purchase Agreement related to any Series of Term Notes, whether now Outstanding or hereinafter issued by the Issuer.

(g)Section 1 of each Side Letter Agreement is hereby amended by adding the following definitions of “Maximum Combined Committed Purchase Price” and “Non-Utilization Fee” as new defined terms in proper alphabetical order:

“Maximum Combined Committed Purchase Price” means $200,000,000.

“Non-Utilization Fee” means the fee payable on each Price Differential Payment Date, equal to the product of (a) 0.25% per annum and (b) the Non-Utilization Amount for the calendar month immediately preceding such Price Differential Period.

(h)Schedule 1 of each Side Letter Agreement is hereby amended by deleting each instance of “Citibank, N.A., as a buyer.”
(i)Each Side Letter Agreement is hereby amended by deleting all references to Richard Hetzel, (818) 746-2877, and richard.hetzel@pnmac.com and replacing them in their entirety with Josh Smith, (818) 224-7078, and josh.smith@pennymac.com, respectively.
SECTION 2.Reaffirmation of VFN Repo Guaranty.  The Guarantor hereby ratifies and affirms all of the terms, covenants, conditions and obligations of the VFN Repo Guaranty and acknowledges and agrees that the term “Obligations” as used in the VFN Repo Guaranty shall apply to all of the Obligations of the Seller to the Buyer under each Repurchase Agreement, each related pricing side letter and each Side Letter Agreement and the related Program Agreements, as amended hereby.
SECTION 3.Conditions Precedent.  This Amendment shall become effective as of the date hereof upon receipt of this Amendment by the Administrative Agent on behalf of the Buyer, executed and delivered by the duly authorized officers of the Administrative Agent, the Buyer and the Seller.
SECTION 4.Representations and Warranties.  The Seller hereby represents and warrants to the Administrative Agent and the Buyer that it is in compliance with all the terms and provisions set forth in each Repurchase Agreement, each related pricing side letter and each Side Letter Agreement on its part to be observed or performed, and that no Event of Default has occurred or is continuing, and hereby confirms and reaffirms the representations and warranties contained in Article III of each Repurchase Agreement.
SECTION 5.Limited Effect.  Except as expressly amended and modified by this Amendment, each Repurchase Agreement and each Side Letter Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

SECTION 6.Counterparts.  This Amendment may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.  The parties agree that this Amendment may be accepted, executed or agreed to through the use of an electronic signature in accordance with the Electronic Signatures in Global and National Commerce Act, 15 U.S.C. § 7001 et seq, Official Text of the Uniform Electronic Transactions Act as approved by the National Conference of Commissioners on Uniform State Laws at its Annual Conference on July 29, 1999 and any applicable state law. Any document accepted, executed or agreed to in conformity with such laws will be binding on all parties hereto to the same extent as if it were physically executed and each party hereby consents to the use of any secure third party electronic signature capture service with appropriate document access tracking, electronic signature tracking and document retention.

SECTION 7.Severability. Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.

SECTION 8.GOVERNING LAW.  THIS AMENDMENT AND ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT, TORT OR OTHERWISE) BASED UPON, ARISING UNDER OR RELATED TO OR IN CONNECTION WITH THIS AMENDMENT, THE RELATIONSHIP OF THE PARTIES HERETO, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES HERETO WILL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, INCLUDING THE STATUTES OF LIMITATIONS AND OTHER PROCEDURAL LAWS THEREOF (WITHOUT REFERENCE TO THE CONFLICT OF LAW PRINCIPLES THEREOF OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, WHICH SHALL APPLY) AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

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IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed as of the date first above written.

ATLAS SECURITIZED PRODUCTS, L.P., as Administrative Agent

By: Atlas Securitized Products GP, LLC, its general partner

By:	/s/ Dominic Obaditch
Name:	Dominic Obaditch
Title:	Managing Director

[PNMAC GMSR Issuer Trust – Omnibus Amendment No. 4 to the Side Letter Agreements]

NEXERA HOLDING LLC, as Buyer and as 100% of the VFN Noteholder of the Outstanding Notes

By:	/s/ Steven M. Abreu
Name:	Steve Abreu
Title:	CEO

[PNMAC GMSR Issuer Trust – Omnibus Amendment No. 4 to the Side Letter Agreements]

PENNYMAC LOAN SERVICES, LLC, as Seller

By:	/s/ Pamela Marsh
Name:	Pamela Marsh
Title:	Senior Managing Director and Treasurer

[PNMAC GMSR Issuer Trust – Omnibus Amendment No. 4 to the Side Letter Agreements]

PRIVATE NATIONAL MORTGAGE ACCEPTANCE COMPANY, LLC, as Guarantor

By:	/s/ Pamela Marsh
Name:	Pamela Marsh
Title:	Senior Managing Director and Treasurer

[PNMAC GMSR Issuer Trust – Omnibus Amendment No. 4 to the Side Letter Agreements]